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                                                                   EXHIBIT 10.28


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                         SUPPLEMENTAL AGREEMENT BETWEEN

                     FIRST FARMERS AND MERCHANTS CORPORATION

                               AND COMMUNITY BANK

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                             SUPPLEMENTAL AGREEMENT

This Supplemental Agreement (the "Agreement") is made and entered into as of the 23rd day of January, 2002, by and among First Farmers and Merchants Corporation, a Tennessee corporation (the "Company") and its wholly-owned subsidiary, First Farmers and Merchants National Bank of Columbia, a national banking association (the "Purchaser"), Community Bank, an Alabama banking corporation (the "Seller") and Community Bancshares, Inc., a Delaware corporation ("CBI").

                              W 1 T N E S S E T H:

         The parties entered into that certain Acquisition Agreement (the "Acquisition Agreement") dated December 21, 2001 which provides for the acquisition of Seller's branch offices located in Pulaski, Tennessee, by Purchaser.

         The Acquisition Agreement contemplated that certain issues between the parties would be addressed following the completion of Purchaser's due diligence review of the Branches.

         The Purchaser has completed its due diligence review and the parties desire to finalize these open issues.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is acknowledged, the parties, intending to be legally bound, agree as follows:

Section 1.  Adjustments to the Purchase Price.

         (a) At the Closing the Seller shall transfer, convey, assign and deliver to the Purchaser and the Purchaser shall purchase and receive from the Seller all Loans on the Branches' books at Closing at their respective then outstanding principal amounts, together with accrued interest thereon, less a discount of Five Hundred and Fifty-Eight Thousand Six Hundred and Fifty-One Dollars ($558,651.00). The amount of this discount shall not change between the date hereof and the Closing. No other adjustment to the purchase price for the Loans shall be made pursuant to Section 2.01(a) of the Acquisition Agreement.

         (b) The purchase price for the real property and improvements to be transferred to Purchaser as set forth in Section 2.01(b) of the Acquisition Agreement shall be reduced by Seventy-Five Thousand Dollars ($75,000.00).

         (c) At the Closing the Seller shall transfer, convey, assign and deliver to the Purchaser and the Purchaser shall purchase and receive from the Seller all real property categorized on the books of the Branches as "other real estate" at its fully depreciated net book value as shown on the books of Seller. No


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                  additional negotiations or adjustments are contemplated
                  pursuant to Section 2.01(h) of the Acquisition Agreement.

Section 2. Appraisal of Real Property. Seller will cause its subsidiary, Community Appraisals, Inc. to perform an appraisal of the real property and improvements being transferred to Purchaser pursuant to Section 2.01(b) of the Acquisition Agreement. At the Closing Purchaser shall reimburse Community Appraisals, Inc. its cost in providing the appraisal.

Section 3. Credit Life Insurance and Debt Cancellation Agreements. The agreement between the parties contemplated by Section 3.11 of the Acquisition Agreement is as follows:

         (a) Seller will reimburse Purchaser the amount of any unearned credit life insurance premiums or debt cancellation fees which must be refunded to a customer of the Branches after the Closing based upon a Loan made prior to the Closing.

         (b) Seller will reimburse Purchaser the amount of any debt cancelled by Purchaser after the Closing pursuant to the terms of a debt cancellation agreement between Seller and a customer of the Branches dated prior to the Closing.

Section 4. Due Diligence Review. With respect to Section 12.07 of the Acquisition Agreement, Purchaser has completed and is satisfied with the scope and results of its due diligence review and has reached additional agreements with Seller satisfactory to Purchaser in all respects resulting therefrom. The provisions of Section 12.07 of the Acquisition Agreement shall not be a condition precedent to Purchaser's obligations under the Acquisition Agreement. The provisions of Section 15.01(e) shall not be grounds for termination of the Acquisition Agreement by Purchaser.

Section 5. Review of New Loans. Between the date of this Agreement and the Closing Seller shall not make any Loan in a principal amount exceeding Fifty thousand dollars unsecured and One hundred and twenty-five thousand dollars secured ($50,000 unsecured and $125,000 secured) unless Purchaser shall have had an opportunity to review and consent to such Loan.

Section 6. Exhibits. Purchaser acknowledges that it has received the exhibits and schedules contemplated by the Acquisition Agreement and hereby accepts such schedules and exhibits. The provisions of Section 17.14 of the Acquisition Agreement shall not be grounds for termination or amendment of the Acquisition Agreement.

Section 7. Defined Terms. Terms which are not defined herein shall have those definitions set forth in the Acquisition Agreement.


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Section 8. Full Force and Effect. The Acquisition Agreement remains in full force and effect unchanged except as modified by this Agreement.

         IN WITNESS WHEREOF, the Company, the Purchaser, CBI and the Seller have caused this Agreement to be executed by their respective duly authorized officers and their respective corporate seals to be affixed hereto as of the day and year first above written.

                                       FIRST FARMERS AND MERCHANTS CORPORATION



                                       By /s/ Waymon L. Hickman
                                         --------------------------------------
ATTEST:                                Its Chairman and CEO
                                          -------------------------------------


/s/ John P. Tomlinson
------------------------------------
Its Senior Executive Vice President
   ---------------------------------

[CORPORATE SEAL]

                                       FIRST FARMERS AND MERCHANTS NATIONAL
                                       BANK OF COLUMBIA



                                       By /s/ Waymon L. Hickman
                                         --------------------------------------
ATTEST:                                Its Chairman and CEO
                                          -------------------------------------


/s/ John P. Tomlinson
------------------------------------
Its Senior Executive Vice President
   ---------------------------------

[CORPORATE SEAL]

                                       COMMUNITY BANK



                                       By /s/ KennonR. Patterson, Sr.
                                         --------------------------------------
ATTEST:                                Its Chairman
                                          -------------------------------------


/s/ William H. Caughran
------------------------------------
Its Secretary
   ---------------------------------

[CORPORATE SEAL]

                                       COMMUNITY BANCSHARES, INC.


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                                       By /s/ KennonR. Patterson, Sr.
                                         --------------------------------------
ATTEST:                                Its Chairman
                                          -------------------------------------


/s/ William H. Caughran
------------------------------------
Its Secretary
   ---------------------------------

[CORPORATE SEAL]


STATE OF TENNESSEE         )
                           )
GILES COUNTY               )

I, Marsha F. Dutton, a Notary Public in and for said county in said state hereby certify that Waymon L. Hickman as Chairman and CEO and John P. Tomlinson as Senior Executive Vice President of First Farmers and Merchants Corporation, whose names are signed to the foregoing agreement, and who are known to me, acknowledged before me on this day that being informed of the contents of this agreement, they, as such officers and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and seal this 23rd day of January, 2002.



                                       /s/ Marsha F. Dutton
                                       ----------------------------------------
                                       Notary Public
                                       My Commission expires: 4-18-2005
                                                             ------------------

[NOTARIAL SEAL]

STATE OF TENNESSEE         )
                           )
GILES COUNTY               )

I, Marsha F. Dutton, a Notary Public in and for said county in said state hereby certify that Waymon L. Hickman as Chairman and CEO and John P. Tomlinson as Senior Executive Vice President of First Farmers and Merchants National Bank of Columbia, whose names are signed to the foregoing agreement, and who are known to me, acknowledged before me on this day that being informed of the contents of this agreement, they, as such officers and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and seal this 23rd day of January, 2002.



                                       /s/ Marsha F. Dutton
                                       ----------------------------------------
                                       Notary Public


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                                       My Commission expires: 4-18-2005
                                                             ------------------

[NOTARIAL SEAL]

STATE OF TENNESSEE         )
                           )
GILES COUNTY               )

I, Marsha F. Dutton, a Notary Public in and for said county in said state hereby certify that Kennon R. Patterson as Chairman and William H. Caughran as Secretary of Community Bank, whose names are signed to the foregoing agreement, and who are known to me, acknowledged before me on this day that being informed of the contents of this agreement, they, as such officers and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and seal this 23rd day of January, 2002.



                                       /s/ Marsha F. Dutton
                                       ----------------------------------------
                                       Notary Public
                                       My Commission expires: 4-18-2005
                                                             ------------------

[NOTARIAL SEAL]

STATE OF TENNESSEE         )
                           )
GILES COUNTY               )

I, Marsha F. Dutton, a Notary Public in and for said county in said state hereby certify that Kennon R. Patterson as Chairman and William H. Caughran as Secretary of Community Bancshares, Inc., whose names are signed to the foregoing agreement, and who are known to me, acknowledged before me on this day that being informed of the contents of this agreement, they, as such officers and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and seal this 23rd day of January, 2002.



                                       /s/ Marsha F. Dutton
                                       ----------------------------------------
                                       Notary Public
                                       My Commission expires: 4-18-2005
                                                             ------------------

[NOTARIAL SEAL]


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